Exhibit 10.1

FOURTH AMENDMENT TO LOAN DOCUMENTS

This FOURTH AMENDMENT TO LOAN DOCUMENTS (“Amendment”), dated as of January 14, 2013, is made by Emtec, Inc. (a Delaware corporation), Emtec, Inc. (a New Jersey corporation), Emtec Infrastructure Services Corporation, Emtec Viasub LLC, Emtec Global Services LLC, KOAN-IT (US) CORP., Emtec Federal, Inc., eBusiness Application Solutions, Inc., Luceo, Inc., Aveeva, Inc., Secure Data, Inc., Covelix, Inc., Dinero Solutions, LLC, Gnuco, LLC, Emtec Infrastructure Services Canada Corporation (each a “Borrower”, and collectively “Borrowers”), PNC Bank, National Association,  a national banking association, in its capacity as agent (“Agent”), and each of the financial institutions which are now or hereafter parties to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Revolving Credit and Security Agreement dated as of December 30, 2011 among Borrowers, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrowers, inter alia, a revolving line of credit.  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           Borrowers have requested that Agent and Lenders modify the calculation of the Formula Amount in the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendments to Loan Agreement.

a.           Section 1.2 of the Loan Agreement is hereby amended by amending and restating the definitions of “EBITDA” and “Senior Debt Payments” to read in full as follows:

 “EBITDA” shall mean for any period the sum of (a) net income (or loss) of Borrowers on a Consolidated Basis for such period (excluding extraordinary gains or losses), plus (b) all interest expense of Borrowers on a Consolidated Basis for such period, plus (c) tax expenses for Borrowers on a Consolidated Basis for such period, plus (d) depreciation expenses for Borrowers on a Consolidated Basis for such period, plus (e) amortization expenses for Borrowers on a Consolidated Basis for such period, plus (f) all non-cash stock based compensation expensed during such period, plus (g) all non-cash expenses related to warrant liability adjustments during such period plus (h) all expenses accrued during such period under any bonus, retention or other performance-based agreement executed prior to the Closing Date in connection with a Borrower’s acquisition of the assets or Equity Interest of another Person plus (i) if fiscal quarters ended on or prior to August 31, 2012 are included in such period, intangible asset impairment charges and goodwill impairment charges relating to acquisitions not to exceed $10,000,000 in the aggregate for such fiscal quarters, plus (j) if the fiscal quarter ended on November 30, 2012 is included in such period, severance expenses incurred during such fiscal quarter associated with a restructuring charge related to the closure of Borrowers’ Springfield, New Jersey location in an aggregate amount not to exceed $585,000 plus (k) if the fiscal quarter ending on February 28, 2013 or May 31, 2013 is included in such period, additional restructuring charges incurred during such quarter or quarters associated with and related to the closure of Borrowers’ Springfield, New Jersey location closing in an aggregate amount not to exceed $375,000, including  lease termination charges, minus (l) all non-cash stock based compensation that increases income during such period minus (m) all non-cash income related to warranty liability adjustments during such period.

“Senior Debt Payments” shall mean and include the sum of (a) all cash actually expended by any Borrower to make (i) interest payments on any Advances hereunder, plus (ii) payments for all fees, commissions and charges set forth herein and with respect to any Advances, plus (iii) payments on account of any Capitalized Lease Obligation, plus (iv) payments with respect to any other Indebtedness for borrowed money other than Subordinated Debt Payments plus (v) Earn Out Payments and any other cash payments due during such period under any bonus, retention or other performance based agreement, plus (vi) severance expense payments and lease termination payments  relating to the closure of Borrowers’ Springfield, New Jersey location (if such payments are associated with the restructuring charges described in clauses (j) or (k) of the definition of EBITDA), and (b) without duplication, all interest expense accrued on Eurodollar Rate Loans.

2.           Representations and Warranties.  Each Borrower represents and warrants to Agent and Lenders that:

a.           Prior Representations.  Each of the representations and warranties set forth in Article V of the Loan Agreement is true and correct on and as of the date hereof as if made on and as of the date hereof except for any representations and warranties in Article V that relate solely to an earlier date.

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b.           Authorization. The execution and delivery by such Borrower of this Amendment (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of such Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of such Borrower.

c.           Valid, Binding and Enforceable. This Amendment will be valid, binding and enforceable in accordance with its terms except as such enforceability may be limited by any federal, provincial or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

d.           No Default.  No Default or Event of Default exists.

3.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement, the terms and provisions of which, except to the extent expressly modified by this Amendment, are ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement as amended by this Amendment.  This Amendment does not and shall not be deemed to constitute a waiver by Agent or any Lender of any Default, Event of Default, or Agent’s or Lender’s rights or remedies.  Each Borrower hereby agrees that its obligations under Loan Documents are ratified and confirmed and shall continue in full force and effect and shall continue to cover all Obligations.  As security for the payment of the Obligations, and satisfaction by each Borrower of all covenants and undertakings contained in the Loan Documents, each Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Lenders, of a continuing first lien on and security interest in, upon and to all of such Borrower’s now owned or hereafter acquired, created or arising Collateral.

4.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of all of the following conditions:

a.           Execution and delivery of this Amendment by the parties hereto;

b.           Payment by Borrowers to Agent for the benefit of Lenders of an amendment fee of $25,000, which shall be fully earned and non-refundable as of the date hereof; and

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c.           Payment by Borrowers of all of Agent’s Expenses, including without limitation, the fees and expenses of Ballard Spahr LLP.

5.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

6.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrowers and Agent or Lenders, as required under the Loan Agreement.

7.           Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

8.           Waiver of Jury Trial.  EACH BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

AGENT AND LENDER: PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jacqualine MacKenzie
Name: Jacqualine MacKenzie
Title: Vice President

BORROWERS: EMTEC, INC. (a Delaware corporation)

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

EMTEC, INC. (a New Jersey corporation)

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

EMTEC INFRASTRUCTURE SERVICES CORPORATION

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: President

EMTEC VIASUB LLC

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

EMTEC GLOBAL SERVICES LLC

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

KOAN-IT (US) CORP.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: Chairman

EMTEC FEDERAL, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

eBUSINESS APPLICATION SOLUTIONS, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

LUCEO, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

AVEEVA, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

SECURE DATA, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

COVELIX, INC.

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: Chairman

DINERO SOLUTIONS, LLC

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: CEO

GNUCO, LLC

By: /s/ Dinesh Desai
Name: Dinesh Desai
Title: President

EMTEC INFRASTRUCTURE SERVICES CANADA CORPORATION

By: /s/ Dinesh Desai
Name: Dinesh Desai

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